Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Ciena Corporation Period ended October 29, 2022 December 8, 2022 Earnings Presentation

2Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Forward-looking statements and non-GAAP measures Information in this presentation and related comments of presenters contain a number of forward-looking statements. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include Ciena’s prospective financial results, return of capital plans, business strategies, expectations about its addressable markets and market share, and business outlook for future periods, as well as statements regarding Ciena’s expectations, beliefs, intentions or strategies regarding the future. Often, these can be identified by forward-looking words such as “target” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “plan,” “predict,” “potential,” “project", “continue,” and “would” or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; our ability to execute our business and growth strategies; the impact of supply chain constraints or disruptions; the duration and severity of the COVID-19 pandemic and the impact of countermeasures taken to mitigate its spread on macroeconomic conditions, economic activity, demand for our technology solutions, short- and long-term changes in customer or end user needs, continuity of supply chain, our business operations, liquidity and financial results; changes in network spending or network strategy by our customers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; changes in foreign currency exchange rates; factors beyond our control such as natural disasters, climate change, acts of war or terrorism, geopolitical events, including but not limited to the ongoing conflict between Ukraine and Russia, and public health emergencies; changes in tax or trade regulations, including the imposition of tariffs, duties or efforts to withdraw from or materially modify international trade agreements; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including Ciena’s Quarterly Report on Form 10-Q filed with the SEC on September 8, 2022 and Ciena’s Annual Report on Form 10-K to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating profit, EBITDA, net income, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non- GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q and Form 10K filed with the Securities and Exchange Commission.

3Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Table of Contents 1 Overview & recent achievements 2 Market context and Ciena's portfolio 3 Fiscal year 2022 financial performance 4 Fourth quarter 2022 financial performance 5 Appendix

4Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Overview & recent achievements

5Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Ciena is an industry-leading global networking systems, services, and software company ….. Leading technology and innovation … with a strong track record of creating shareholder value Diversification and scale of business Leader in Optical markets and disruptor in emerging opportunities Demonstrated track record of financial performance Flexibility with strong balance sheet

6Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. FY 2022 key achievements ▪ Delivering industry-leading coherent technology including the world’s most widely deployed 800G, WaveLogic™ 5 Extreme (WL5e), and the widest range of interoperable and performance pluggables with WaveLogic 5 Nano ▪ 200+ customers for WL5e with more than 50,000 modems shipped to date ▪ More than 200 Adaptive IP customers in our Routing and Switching portfolio fueled by momentum in Coherent Routing, Metro aggregation, PON and high-speed business services We are driving the pace of innovation We are committed to our people and communities We have a resilient business and financial model ▪ Despite the challenging supply environment, we have grown order backlog to record levels ▪ As part of our $1 billion stock repurchase program, we repurchased approximately 8.4 million shares for $500 million ▪ Our balance sheet remains a competitive advantage • Ended the fiscal year with approximately $1.2B in cash and investments ▪ Leverage remains in line with our target level after a successful $400M Senior Notes offering ▪ Achieved our sustainability objectives, including increased participation in our Ciena Cares program, reduced air travel, and corporate-wide diversity and inclusion training ▪ Volunteered 36,000 hours and raised more than $3.2 million through employee giving, matched donations, and volunteer rewards ▪ Advanced toward our goal to be carbon neutral for operational emissions by end of 2023, reducing air travel by 50% from 2019 levels and addressing 75% of our site energy emissions through renewable sources

7Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Market context and our portfolio

8Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Six mega trends and the innovations that will enable them Digital Transformation & Automation Cloud Data Center Mobility & 5G IoT & Connected Objects Virtual & Hybrid Lifestyles

9Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Technical and professional services that help customers build, operate, and optimize their networks Predictive analytics and machine learning based on both big data and small data Dynamic pool of virtual and physical network resources; instrumented, open, scalable, and secure Federated inventory, open domain control, and multi-layer orchestration Our vision for a new network end-state How it works

Our market leadership

OMDIA	Cignal AI	Dell'Oro Group

OMDIA

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- DATA CENTER INTERCONNECT FOR ICP/CNPs
- SLTE WDM
- ACCESS SWITCHING

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- DATA CENTER INTERCONNECT
- ACCESS SWITCHING

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- PURPOSE-BUILT/COMPACT MODULAR DCI

Optical Networking Report, 3Q22
Data Center Interconnect Market Share Report, 2Q22
Service Provider Switching & Routing Report, 3Q22

Cignal AI (Active Insight)

#1 GLOBALLY
- PURPOSE-BUILT/COMPACT MODULAR DCI
- OPTICAL FOR CLOUD & COLO
- SLTE WDM
- PACKET ACCESS

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- PURPOSE-BUILT/COMPACT MODULAR DCI
- OPTICAL FOR CLOUD & COLO
- PACKET ACCESS

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- OPTICAL FOR SERVICE PROVIDER
- OPTICAL FOR ENTERPRISE & GOVERNMENT

Transport Hardware Report, 3Q22
Transport Customer Markets Report, 3Q22
Transport Applications Report, 2Q22

Dell'Oro Group

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- OPTICAL FOR INTERNET CONTENT PROVIDER CUSTOMERS
- OPTICAL FOR CABLE MSO CUSTOMERS

#1 N. AMERICA
- DATA CENTER INTERCONNECT
- TOTAL OPTICAL NETWORKING
- OPTICAL PACKET

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- OPTICAL PACKET
- PURPOSE-BUILT/COMPACT MODULAR DCI

Optical Transport Report, 3Q22

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11Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Fiscal 2022 results

12Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. FY 2022 comparative financial highlights * A reconciliation of these non-GAAP measures to our GAAP results is included in the press release for the relative period. FY 2022 FY 2021 Revenue $3.63B $3.62B Adjusted Gross Margin* 43.6% 47.9% Adjusted Operating Expense* $1.18B $1.13B Adjusted Operating Margin* 11.2% 16.8% Adjusted EBITDA* $502M $703M Adjusted EPS* $1.90 $2.91

13Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. FY 2022 comparative operating metrics FY 2022 FY 2021 Cash and investments $1.18B $1.67B Cash from (used in) operations $(168)M $542M DSO 107 98 Inventory Turns 1.8 4.1 Gross Leverage 2.25x 1.10x Net Cash $51M $927M

14Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Delivering profitability and total shareholder return **Source: company disclosures and S&P Capital IQ. Represents 12/1/2017-11/30/2022 * A reconciliation of these non-GAAP measures to our GAAP results is included in the press release for the relative period. **

15Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Q4 FY 2022 results

Recent key highlights

Achieving balanced growth

- Non-telco represented 38% of total revenue in fiscal Q4 2022
- Routing and Switching revenue increased 39% YoY in fiscal Q4 2022, reflecting strong contribution from the recently acquired Vyatta platform and organic portfolio enhancements
- Platform Software and Services increased 8% YoY in fiscal Q4 2022, representing 7% of total revenue

Driving the pace of innovation

- GAAP R&D investment was approximately 17.2% of total revenue in fiscal Q4 2022
- 776 100G+ total customers, which includes 17 new wins on WaveLogic Ai and 15 new wins on WaveLogic 5 Extreme
- Further expanded our Coherent Routing offering with the introduction and initial orders for our new 14.4T 8190 Coherent Aggregation Router

Prioritizing long term shareholder value

- Total shareholder return five year CAGR of 16%[1]
- Made strategic investments to expand our addressable market
- Entered into agreement to acquire Tibit Communications, Inc., a provider of passive optical network solutions
- Completed the acquisition of Benu Networks, Inc., a provider of broadband network gateway software

[1] Based on closing share price between 12/1//2017 to 11/30/2022

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17Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Q4 FY 2022 comparative financial highlights * A reconciliation of these non-GAAP measures to our GAAP results is included in the press release for the relative period. Q4 FY 2022 Q4 FY 2021 Revenue $971.0M $1,041.5M Adjusted Gross Margin* 45.2% 46.3% Adjusted Operating Expense* $312.8M $307.1M Adjusted Operating Margin* 13.0% 16.8% Adjusted EBITDA* $153.5M $199.2M Adjusted EPS* $0.61 $0.85

18Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Revenue by segment (Amounts in millions) Q4 FY 2022 Q4 FY 2021 Revenue %** Revenue %** Networking Platforms Converged Packet Optical $649.9 66.9 $754.6 72.5 Routing and Switching 102.8 10.6 74.2 7.1 Total Networking Platforms 752.7 77.5 828.8 79.6 Platform Software and Services 71.6 7.4 66.1 6.3 Blue Planet Automation Software and Services 21.2 2.2 19.8 1.9 Global Services Maintenance Support and Training 73.1 7.5 71.3 6.9 Installation and Deployment 36.9 3.8 47.2 4.5 Consulting and Network Design 15.5 1.6 8.3 0.8 Total Global Services 125.5 12.9 126.8 12.2 Total $971.0 100.0 $1,041.5 100.0 * A reconciliation of these non-GAAP measures to GAAP results is included in the appendix to this presentation. ** Denotes % of total revenue

19Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Continued revenue strength derived from non-telco customers

20Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Revenue by geographic region 12% 12% 15%16% 18% 14% 72% 70% 74% 71% 15% 11% 12% 14% 74%

21Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Q4 FY 2022 appendix

22Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Q4 FY 2022 Q3 FY 2022 Q2 FY 2022 Q1 FY 2022 Q4 FY 2021 GAAP gross profit $433,597 $340,779 $401,781 $384,187 $477,119 Share-based compensation-products 907 1,002 1,058 900 920 Share-based compensation-services 2,066 1,940 1,943 1,584 1,240 Amortization of intangible assets 2,005 3,140 3,313 3,312 2,856 Total adjustments related to gross profit 4,978 6,082 6,314 5,796 5,016 Adjusted (non-GAAP) gross profit $438,575 $346,861 $408,095 $389,983 $482,135 Adjusted (non-GAAP) gross profit percentage 45.2% 40.0% 43.0% 46.2% 46.3 % Gross Profit Reconciliation (Amounts in thousands)

Operating Expense Reconciliation
(Amounts in thousands)

	Q4 FY 2022	Q3 FY 2022	Q2 FY 2022	Q1 FY 2022	Q4 FY 2021
GAAP operating expense	$356,329	$313,672	$343,352	$324,183	$339,710
Share-based compensation-research and development	8,507	8,233	8,309	6,830	5,684
Share-based compensation-sales and marketing	8,084	8,075	8,061	7,060	6,192
Share-based compensation-general and administrative	7,610	7,579	7,334	7,912	7,466
Significant asset impairments and restructuring costs	13,621	7,692	9,102	3,409	5,700
Amortization of intangible assets	5,754	8,919	8,920	8,918	5,836
Acquisition and integration costs	—	35	495	68	1,712
Total adjustments related to operating expense	43,576	40,533	42,221	34,197	32,590
Adjusted (non-GAAP) operating expense	**$312,753**	**$273,139**	**$301,131**	**$289,986**	**$307,120**

Income from Operations Reconciliation
(Amounts in thousands)

	Q4 FY 2022	Q3 FY 2022	Q2 FY 2022	Q1 FY 2022	Q4 FY 2021
GAAP income from operations	$77,268	$27,107	$58,429	$60,004	$137,409
Total adjustments related to gross profit	4,978	6,082	6,314	5,796	5,016
Total adjustments related to operating expense	43,576	40,533	42,221	34,197	32,590
Total adjustments related to income from operations	48,554	46,615	48,535	39,993	37,606
Adjusted (non-GAAP) income from operations	**$125,822**	**$73,722**	**$106,964**	**$99,997**	**$175,015**
Adjusted (non-GAAP) operating margin percentage	**13.0 %**	**8.5 %**	**11.3 %**	**11.8 %**	**16.8 %**

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Net Income Reconciliation
(Amounts in thousands)

	Q4 FY 2022	Q3 FY 2022	Q2 FY 2022	Q1 FY 2022	Q4 FY 2021
GAAP net income	$57,645	$10,512	$38,922	$45,823	$103,499
Exclude GAAP provision for income taxes	7,735	4,319	8,330	9,219	25,826
Income before income taxes	65,380	14,831	47,252	55,042	129,325
Total adjustments related to income from operations	48,554	46,615	48,535	39,993	37,606
Unrealized gain on cost method equity investment	—	—	—	(4,120)	—
Adjusted income before income taxes	113,934	61,446	95,787	90,915	166,931
Non-GAAP tax provision on adjusted income before income taxes	23,015	12,412	19,349	18,365	34,221
Adjusted (non-GAAP) net income	**$90,919**	**$49,034**	**$76,438**	**$72,550**	**$132,710**
Weighted average basic common shares outstanding	148,548	149,862	152,197	154,151	155,232
Weighted average diluted potential common shares outstanding[1]	149,111	150,463	153,344	155,807	156,689

Net Income per Common Share

	Q4 FY 2022	Q3 FY 2022	Q2 FY 2022	Q1 FY 2022	Q4 FY 2021
GAAP diluted net income per potential common share	$ 0.39	$ 0.07	$ 0.25	$ 0.29	$ 0.66
Adjusted (non-GAAP) diluted net income per potential common share	**$ 0.61**	**$ 0.33**	**$ 0.50**	**$ 0.47**	**$ 0.85**

1. Weighted average dilutive potential common shares outstanding used in calculating Adjusted (non-GAAP) diluted net income per potential common share for the fourth quarter of fiscal 2022 includes 0.6 million shares underlying certain stock option and stock unit awards.

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25Copyright © Ciena Corporation 2022. All rights reserved. Proprietary information. Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q4 FY 2022 Q3 FY 2022 Q2 FY 2022 Q1 FY 2022 Q4 FY 2021 Net income (GAAP) $57,645 $10,512 $38,922 $45,823 $103,499 Add: Interest expense 13,775 12,642 11,985 8,648 7,916 Less: Interest and other income (loss), net 1,887 366 808 3,686 (168) Add: Provision for income taxes 7,735 4,319 8,330 9,219 25,826 Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 27,642 22,250 22,377 23,653 24,315 Add: Amortization of intangible assets 7,759 12,059 12,233 12,230 8,692 EBITDA $112,669 $61,416 $93,039 $95,887 $170,416 Add: Share-based compensation cost 27,174 26,857 26,673 24,297 21,366 Add: Significant asset impairments and restructuring costs 13,621 7,692 9,102 3,409 5,700 Add: Acquisition and integration costs — 35 495 68 1,712 Adjusted EBITDA $153,464 $96,000 $129,309 $123,661 $199,194 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (Amounts in thousands)